UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2005

American Media Operations, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11112	59-2094424
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 American Media Way Boca Raton, Florida	33464
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 997-7733

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Reference is made to Note 15 (Commitments and Contingencies) to the registrant’s consolidated financial statements for the fiscal year ended March 31, 2005 for a description of the “Editorial Consulting Agreement.”

Item 9.01 Financial Statements and Exhibits.

(c)	The following exhibits are being filed herewith:

Exhibit Number	Description
10.1	Consulting Services Agreement by and among Weider Publications, LLC and Oak Productions, Inc. and American Media, Inc., dated as of January 1, 2004.

10.2	Agreement to make contributions by American Media, Inc. with Oak Productions, Inc., dated January 1, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MEDIA OPERATIONS, INC. (Registrant)

Date: July 13, 2005	By:	/s/ Mark J. Brockelman
	Name:	Mark J. Brockelman
	Title:	Vice President/Chief Accounting Officer

Exhibit Index

Exhibit Number	Description
10.1	Consulting Services Agreement by and among Weider Publications, LLC and Oak Productions, Inc. and American Media, Inc., dated as of January 1, 2004.

10.2	Agreement to make contributions by American Media, Inc. with Oak Productions, Inc., dated January 1, 2004.